Exhibit 32.01
                                  -------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO


SECTION 96 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CeriStar, Inc. (the "Company") on Form 10-QSB for the 2nd Quarter 2003 ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Baily President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

         (2)  the information  contained in the Report fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.




/s/ Fred Weismiller
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Fred Weismiller
Chief Executive Officer
November 18, 2003


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.